UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2012 (December 27, 2012)

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 27, 2012, Winton G. Gibbons, the Company’s Senior Vice President, Business Development and the Company mutually agreed that Mr. Gibbons will resign from the Company as of April 30, 2013. The Company has no plans to refill Mr. Gibbons’ position.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation agreement with Winton G. Gibbons dated December 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

(Registrant)

By:	/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr.
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

Date: December 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation agreement with Winton G. Gibbons dated December 27, 2012.